UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 20, 1999


                                     1-2981
                            (Commission File Number)

                               -------------------

                               FIRSTAR CORPORATION

             (Exact name of Registrant as specified in its charter)

               WISCONSIN                              39-1940778
       (State of incorporation)                    (I.R.S. Employer
                                                Identification Number)

              777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                  (Address of Registrant's principal executive
                                     office)

                                  414-765-4321
                         (Registrant's telephone number)

ITEM 5.   OTHER MATTERS

            Firstar Corporation (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-79981) and Amendment No. 1 thereto for the registration of $1,000,000,000 of debt securities and debt warrants, preferred shares and preferred share warrants, depositary shares, common stock and common stock warrants and units pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time of such securities in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act. The registration statement, as amended, was declared effective by the Commission on June 23, 1999.

            Statements regarding the computation of the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends are filed as Exhibit 12.1 to this Current Report on Form 8-K.


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

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibits are filed herewith:

Exhibit                        Title
Number

12.1 Statements regarding the computation of the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FIRSTAR CORPORATION


                                    By: /s/ Jennie P. Carlson
                                    Name:   Jennie P. Carlson
                                    Title:  Senior Vice President, General
                                            Counsel  and Secretary
Date:  July 20, 1999


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

                                  EXHIBIT INDEX

Exhibit Number                        Title

12.1 Statements regarding the computation of the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred stock dividends


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